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                            INSTITUTIONAL CLASSES OF

                                AIM CHARTER FUND
                             AIM CONSTELLATION FUND
                               AIM WEINGARTEN FUND

                     (SERIES PORTFOLIOS OF AIM EQUITY FUNDS)

                       Supplement dated December 14, 2000
         to the Statement of Additional Information dated June 21, 2000, as supplemented June 30, 2000, July 5, 2000 and November 7, 2000


Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

This supplement supercedes and replaces in its entirety the supplement dated June 30, 2000, July 5, 2000 and November 7, 2000.

The following information is added to the table appearing under the heading "MANAGEMENT - Trustees and Officers" on page 24 of the Statement of Additional
Information:


                                                POSITIONS
                                                HELD WITH       PRINCIPAL OCCUPATION DURING AT
       "NAME, ADDRESS AND AGE                   REGISTRANT          LEAST THE PAST 5 YEARS
       ----------------------                   ----------      ------------------------------
       ALBERT R. DOWDEN (59)                      Trustee       Chairman of the Board of Directors, The
       1815 Central Park Drive                                  Cortland Trust (investment company) and
       P.O. Box 774000-PMB #222                                 DHJ Media, Inc.; and Director, Magellan
       Steamboat Springs, CO 80477                              Insurance Company. Formerly, Director,
                                                                President and Chief Executive Officer,
                                                                Volvo Group North America, Inc.; Senior
                                                                Vice President, AB Volvo; and Director,
                                                                The Hertz Corporation, Genmar Corporation
                                                                (boat manufacturer), National Media
                                                                Corporation and Annuity and Life Re
                                                                (Holdings), Ltd."


Effective November 28, 2000, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston Texas 77210-4739, will act as the exclusive distributor of shares of the Institutional Class. AIM Distributors will provide all services that were previously provided by FMC which includes the payment of promotional expenses, including the incremental costs of printing prospectuses and statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Institutional Classes of the Funds and the costs of preparing and distributing any other supplemental sales literature. AIM Distributors may, from time to time, at its expense, pay a bonus or other consideration or incentive to dealers or banks who sell a minimum dollar amount of the shares of the Institutional Class of a Fund during a specific period of time. A complete description of all services that will be provided appears under the caption "The Distributor" on page 33 in the Statement of Additional Information.

The following paragraph replaces in its entirety the tenth full paragraph appearing under the heading "INVESTMENT ADVISORY AND OTHER SERVICES" on page 30 of the Statement of Additional Information:

                  "AIM has voluntarily agreed, effective July 1, 2000, to waive advisory fees payable by Charter, Constellation and Weingarten in an amount equal to 0.025% for each $5 billion



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         increment in net assets over $5 billion, up to a maximum waiver of
         0.175% on net assets in excess of $35 billion, so that the effective fee schedules are as follows:

                           CHARTER AND CONSTELLATION

         NET ASSETS                                                                     ANNUAL RATE
         ----------                                                                     -----------
         First $30 million                                                              1.00%
         Over $30 million to and including $150 million                                 0.75%
         Over $150 million to and including $5 billion                                  0.625%
         Over $5 billion to and including $10 billion                                   0.60%
         Over $10 billion to and including $15 billion                                  0.575%
         Over $15 billion to and including $20 billion                                  0.55%
         Over $20 billion to and including $25 billion                                  0.525%
         Over $25 billion to and including $30 billion                                  0.50%
         Over $30 billion to and including $35 billion                                  0.475%
         Over $35 billion                                                               0.45%

                                   WEINGARTEN

         NET ASSETS                                                                     ANNUAL RATE
         ----------                                                                     -----------
         First $30 million                                                              1.00%
         Over $30 million to and including $350 million                                 0.75%
         Over $350 million to and including $5 billion                                  0.625%
         Over $5 billion to and including $10 billion                                   0.60%
         Over $10 billion to and including $15 billion                                  0.575%
         Over $15 billion to and including $20 billion                                  0.55%
         Over $20 billion to and including $25 billion                                  0.525%
         Over $25 billion to and including $30 billion                                  0.50%
         Over $30 billion to and including $35 billion                                  0.475%
         Over $35 billion                                                               0.45%

         In addition, pursuant to a prior fee waiver arrangement, AIM waived through June 30, 2000 a portion of its advisory fees payable by Charter, Constellation and Weingarten at net asset levels higher than those currently incorporated in the advisory fee schedule. Accordingly, with respect to each of Charter and Constellation, AIM received a fee calculated at an annual rate of 1.0% of the first $30 million of such Fund's average daily net assets, plus 0.75% of such Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of such Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. With respect to Weingarten, AIM received a fee calculated at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. As compensation for its services, AIM pays 50% of the advisory fees it receives pursuant to the Master Advisory Agreement with respect to Charter, Constellation and Weingarten to AIM Capital."



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